UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 24, 2007
Date of Report (Date of earliest event reported)

Matria Healthcare, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
0-20619	20-2091331
(Commission File Number)	(IRS Employer Identification No.)

1850 Parkway Place, Marietta, GA	30067
(Address of Principal Executive Offices)	(Zip Code)

770-767-4500
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2006, the Securities and Exchange Commission approved a new NASDAQ listing standard setting forth Direct Registration System ("DRS") eligibility requirements, which require listed companies to become DRS eligible by January 1, 2008.  DRS enables investors to maintain securities electronically on the books of a transfer agent or issuer, and allows for the electronic transfer of securities.  To meet DRS Requirements, on July 24, 2007, the Board of Directors of Matria Healthcare, Inc. (the “Company”) amended the Company’s bylaws to allow for the issuance of uncertificated shares.

The Bylaws, as amended, are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is furnished herewith:

3.1           Amended Bylaws of Matria Healthcare, Inc.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matria Healthcare, Inc.

Date: July 30, 2007	By:	/s/ Parker H. Petit
Parker H. Petit
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.1                      Amended Bylaws of Matria Healthcare, Inc.